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10/6/97  ULE8KA.doc

                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                     ________________________________

                                FORM 8-K/A
                                Amendment 4

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  March 25, 1997
                                                     (March 10, 1997)



                           Uniphase Corporation
          (Exact name of Registrant as Specified in its Charter)




       Delaware              0-22874                  94-2579683
   (State of Other      (Commission File    (IRS Employer Identification
     Jurisdiction             No.)                      No.)
  of Incorporation)



 163 Baypointe Parkway, San Jose, California          95134
   (Address of Principal Executive Offices)          (Zip Code)


                           (408) 434-1800
        (Registrant's Telephone Number, Including Area Code)






                            Page 1 of  18 Pages
                      Exhibit Index Located on Page 4



                   INFORMATION TO BE INCLUDED IN REPORT


          This Form 8-K/A amends Item 7 of that certain Form 8-K filed with the Securities and Exchange Commission on March 25, 1997 by withdrawing the request for confidential treatment to exclude lease terms appearing in
Section 3 of Exhibit D to the Purchase Agreement among Uniphase Corporation, International Business Machines Corporation, and Uniphase Laser Enterprise AG and filing an unredacted Exhibit D referred to below.


 Item 7.       Financial Statements, Pro Forma Information and Exhibits

               (a)  Exhibits


                    The Exhibit Index appearing on page 4 is incorporated herein by reference.


                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    UNIPHASE CORPORATION




                                    By:  /s/ Dan E. Pettit
                                         Dan E. Pettit
                                         Vice President of Finance and CFO


Date:  October 6, 1997



                               EXHIBIT INDEX



                                                           Sequentially
    Exhibit                   Description                  Numbered Page


2.1*                Exhibit D to Purchase Agreement among
                    Uniphase Corporation, International
                    Business Machines Corporation, and Uniphase
                    Laser Enterprise AG
                      (previously filed)

____________________

* The SEC has granted confidential treatment for certain portions of this exhibit.